SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2002

Video City, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-14033	95-3897052
(Commission File Number)	(I.R.S. Employer Identification No.)

4800 Easton Drive, Suite 108, Bakersfield, CA	93309
(Address of Principal Executive Offices)	(Zip Code)

(661) 634-9171

Registrant’s Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(b) Pro Forma Financial Information

Disposition of Assets

On November 6, 2002, Video City, Inc. (the “Company”) sold 19 of its 40 retail store’s located in the states of Iowa, Idaho, Minnesota, Nevada, Colorado and South Dakota (the “19 Stores”) to M.G. Midwest, Inc.,a Delaware corporation (“Movie Gallery”). The aggregate purchase price for the 19 stores was $2,080,500. Movie Gallery paid the Company $1,909,114 in cash at the closing of the transaction on November 6, 2002. The remaining $171,386 was made up of tax lien hold backs of $121,386 which the majority was collected within five days, upon providing documentation of lien releases and $50,000 which is payable by September 10, 2003 and is contingent upon the level of gross revenues attained by one of the 19 Stores, located in Nampa, Idaho. The cash proceeds were used to reduce notes payable and accounts payable and for general corporate purposes.

Basis of Presentation

The accompanying unaudited pro forma condensed, consolidated financial statements illustrate the effect of the sale of 19 stores on the Company’s financial position and results of operations.

The unaudited pro forma condensed consolidated balance sheet as of October 31, 2002 is based on the historical balance sheet of Video City as of October 31, 2002. The unaudited pro forma condensed consolidated balance sheet assumes the sale of the 19 stores to Movie Gallery took place on October 31, 2002.

The unaudited pro forma condensed consolidated statements of operations for the year ended January 31, 2002 and the nine months ended October 31, 2002 is based on the historical statements of operations of Video City, Inc. for the year ended January 31, 2002 and the nine months ended October 31, 2002 and assumes the sale of the 19 stores to Movie Gallery took place on February 1, 2001 and 2002, respectively.

The unaudited pro forma condensed consolidated financial statements may not be indicative of the actual result of the disposition and there can be no assurance that the foregoing results will be obtained.

The accompanying unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of Video City, Inc.

Video City, Inc.

Pro Forma Condensed Consolidated Balance Sheet (Unaudited)

October 31, 2002

	Video City	19 Stores Sold	Pro-forma Adjustments (Note A)		Pro-forma
Assets
Current Assets
Cash	$—	1,909,114	(1,826,450	)(1)	$82,664
Customer receivables	142,012	171,386			313,398
Merchandise inventory	214,976				214,976
Assets held for sale	2,049,354	(2,049,354)			—
Other	102,078				102,078

Total current assets	2,508,420	31,146	(1,826,450)		$713,116
					—
Rental inventory, net	1,065,406				1,065,406
					—
Property and equipment, net	624,710				624,710
					—
Goodwill	1,008,429				1,008,429
					—
Other assets	268,331				268,331
					—

Total Assets	$5,475,296	$31,146	$(1,826,450)		$3,679,992

Video City, Inc.

Pro Forma Condensed Consolidated Balance Sheet (Unaudited)

October 31, 2002

	Video City	19 Stores Sold	Pro-forma Adjustments (Note A)		Pro-forma
Liabilities and Stockholders Deficit

Current Liabilities
Bank overdraft	$84,158				$84,158
Accounts payable	2,523,845		(1,297,163	)(1)	1,226,682
Accrued expenses	778,542		(34,619	)(1)	743,923
Note payable	39,269				39,269
Current portion of tax liability	178,581				178,581
Other liabilities	94,904				94,904

Total current liabilities	3,699,299	—	(1,331,782)		2,367,517

Senior Subordinated Convertible Notes Payable (net of unamortized discount of $330,158)	552,262		(494,668	)(1)	57,594
Shares issuable under plan of reorganization	216,176				216,176
Deferred tax liability	136,000				136,000
Tax liability less current portion	438,934				438,934
					—

Total liabilities Not Subject to Compromise	5,042,671	—	(1,826,450)		3,216,221

Liabilities Subject To Compromise
Accounts Payable	315,400				315,400
					—
Total Liabilities Subject to Compromise	315,400				315,400
					—

Total liabilities	5,358,071	—	(1,826,450)		3,531,621

Stock Holders Equity (Deficit)

Common stock, $.01 par value per share, 30,000,000 shares authorized, 6,256,724 shares issued and outstanding at October 31, 2002 and 0 shares issued and outstanding at January 31, 2002	62,567				62,567
Additional paid-in capital	21,623,725				21,623,725
Accumulated (deficit)	(21,569,067)	31,146			(21,537,921)
					—

Total stockholders equity (deficit)	117,225	31,146	—		148,371

Total liabilities and stockholders equity	$5,475,296	$31,146	$(1,826,450)		3,679,992

See notes to pro forma condensed consolidated financial statements (unaudited)

Video City, Inc.

Pro Forma Condensed Consolidated Statement of Operations (Unaudited)

For The Year Ended January 31, 2002

	Video City	19 Stores Sold	Pro-forma Balance
Revenue
Rental revenues and product sales	17,444,177	7,010,363	10,433,814
Management fee income	7,300	—	7,300

Total Revenue	17,451,477	7,010,363	10,441,114
Operating costs and expenses
Store Operating costs	10,646,248	4,101,056	6,545,192
Amortization of rental library	5,339,991	2,201,251	3,138,740
Cost of product sales	1,699,690	616,911	1,082,779
Cost of leased product	41,443	4,907	36,536
General and administrative	3,054,529		3,054,529

Total operating costs and expenses	20,781,901	6,924,125	13,857,776
(Loss) Gain from operations	(3,330,424)	86,238	(3,416,662)
Other (income) expense
Interest expense, net	16,945		16,945
Other	(216,816)		(216,816)

Loss before reorganization items and income taxes	(3,130,553)	86,238	(3,216,791)
Reorganization items
Professional fees	587,865		587,865
(Gain) Loss on sale of assets (Note 3)	(34,600)		(34,600)
Relocation of corporate office	58,417		58,417

Loss before income taxes and extraordinary items	(3,742,235)	86,238	(3,828,473)
Income tax expense	6,039		6,039

Loss before extraordinary items	(3,748,274)	86,238	(3,834,512)
Extraordinary items
Troubled debt restructuring gain, net of tax	8,951,429		8,951,429
Discharge of liabilities subject to compromise, net of deferred tax liability of $136,000	32,633,523		32,633,523

Total extraordinary items	41,584,952	—	41,584,952

Net Income (loss) available to common shareholders	37,836,678	86,238	37,750,440

Earnings (loss) per share
Basic and diluted loss per common share before extraordinary items	(0.30)		(0.31)
Basic and diluted income per common share from extraordinary items	3.37		3.37
Basic and diluted net income (loss) per common share	3.07		3.06
Weighted average number of common shares outstanding—basic and diluted	12,323,490		12,323,490

See notes to pro forma condensed consolidated financial statements (unaudited)

Video City, Inc.

Pro Forma Condensed Consolidated Statement of Operations (Unaudited)

For The Nine Months Ended October 31, 2002

	Video City	Pro-forma Adjustments (Note B)		Pro-forma Balance
Revenue
Rental revenues and product sales	6,409,658			6,409,658
Management fee income	—			—
				—

Total Revenue	6,409,658	—		6,409,658
Operating costs and expenses
Store Operating costs	4,235,572			4,235,572
Amortization of rental library	1,350,084			1,350,084
Cost of product sales	1,117,694			1,117,694
General and administrative	1,788,862			1,788,862
Impairment of goodwill	117,608			117,608

Total operating costs and expenses	8,609,820	—		8,609,820
				—
Loss from operations	(2,200,162)	—		(2,200,162)
Other (income) expense
Interest expense, net	244,842	17,179	(1)	227,663
Other	—	—		—

				—
Net loss from continuing operations	(2,445,004)	17,179		(2,427,825)
Discontinued operations:
Loss (Gain) on discontinued operations	(60,626)	60,626	(2)	—

Loss before extraordinary items	(2,384,378)	(43,447)		(2,427,825)
Extraordinary items
Discharge of liabilities subject to compromise	536,011	—		536,011

Total extraordinary items	536,011	—		536,011

				—
Net Loss	(1,848,367)	(43,447)		(1,891,814)

Earnings (loss) per share
Basic and diluted loss per common share from continuing operations	(0.50)			(0.49)
Basic and diluted gain per common share from discontinued operations	0.02			0.02
Basic and diluted income per common share from extraordinary items	0.11			0.11
Basic and diluted net income (loss) per common share	(0.38)			(0.38)
				—
Weighted average number of common shares outstanding—basic and diluted	4,928,066			4,928,066

See notes to pro forma condensed consolidated financial statements (unaudited)

A.	Pro forma Adjustments—Pro Forma Condensed Consolidated Balance Sheet . The adjustments to the pro forma condensed consolidated balance sheet are as follows:

(1)	To record the cash payments totaling $1,826,450 paid toward the existing Senior Subordinated Convertible Notes Payable, Accounts Payable and Accrued Expenses.

B.	Pro forma Adjustment—Pro Forma Condensed Consolidated Statement of Operations for the year and 9 months ended January 31, 2002 and October 31, 2002, respectively. The adjustments to the pro forma condensed consolidated statement of operations are as follows:

(1)	To reduce interest expense by $17,179 due to the paydown on the Senior Subordinated Convertible Notes Payable from a portion of the proceeds of the sale.

(2)	To eliminate the operations of the 19 stores sold, which were presented as discontinued operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIDEO CITY, INC. (Registrant)

Date:  May 9, 2003

By:	/s/ TIMOTHY L. FORD
Name: Timothy Ford Title: Chief Executive Officer